UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                August 20, 2004
            -------------------------------------------------------
               Date of Report (Date of earliest event reported)


                                 Unitrin, Inc.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                      0-18298                        95-4255452
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(State or other jurisdiction        (Commission                   (IRS Employer
      of incorporation)             File Number)                 Identification
                                                                        No.)


One East Wacker Drive, Chicago, Illinois                              60601
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code         (312) 661-4600
                                                  -----------------------------


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

As more fully described in the press release issued by the registrant on August 23, 2004, attached hereto as Exhibit 99.01 and incorporated by reference herein, on August 20, 2004, Lumbermens Mutual Casualty Company ("Lumbermens"), American Motorists Insurance Company, American Manufacturers Mutual Insurance Company, American Protection Insurance Company, and Kemper Lloyds Insurance Company (individually, Lumbermens and each of the other companies identified above are referred to herein as a "Kemper Company" and, collectively, as the "Kemper Companies"), Unitrin, Inc. ("Unitrin"), Unitrin Services Company ("USC"), Trinity Universal Insurance Company ("Trinity") and certain other subsidiaries and affiliates of Unitrin entered into a buy-out agreement (the "Agreement") in order to provide for a final estimation, payment, settlement and release of certain obligations incurred in connection with that certain Asset Purchase Agreement, dated as of April 19, 2002, by and among Trinity, USC and the Kemper Companies, that certain Stock Purchase Agreement, dated as of April 19, 2002, by and among Unitrin and Lumbermens, and other agreements related thereto.

The description of the Agreement contained in the press release is a general description only and is qualified in its entirety by reference to the detailed terms and conditions of the Agreement. A copy of the Agreement is attached as
Exhibit 10.01 hereto and incorporated herein by reference.


Item 8.01 Other Events.

As more fully described in the press release issued by the registrant on August 23, 2004, attached hereto as Exhibit 99.01 and incorporated by reference herein, the registrant has provided estimates of its exposure to losses as a result of Hurricane Charley and of its gains from the sale of investments in the month of July, 2004.


Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.

Exhibit      Description
-------      -----------

10.01 Buy-Out Agreement, dated as of August 20, 2004, by and among Lumbermens Mutual Casualty Company, American Motorists Insurance Company, American Manufacturers Mutual Insurance Company, American Protection Insurance Company, Kemper Lloyds Insurance Company, Unitrin, Inc., Unitrin Services Company, Trinity Universal Insurance Company and certain other subsidiaries and affiliates of Unitrin, Inc.

99.01        Press Release dated August 23, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Unitrin, Inc.


                                        /s/ Eric Draut
                                        ------------------------------------
Date: August 23, 2004                   By:  Eric Draut
                                        Its: Executive Vice President and
                                             Chief Financial Officer